Helping Build Chicago—The Union Way

The AFL-CIO Housing Investment Trust builds on over 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in Chicago Area

58 Projects	$994.3M HIT Investment Amount	$10M Building America NMTC Allocation	$2.1B Total Development Cost	13,400 Housing Units Created or Preserved

20.1M	21,540	$1.5B	$189.7M	$3.8B

Hours of Union	Total Jobs Across	Total Wages	State and Local Tax	Total Economic
Construction Work	Industries	and Benefits	Revenue Generated	Impact

PROJECT PROFILE:

MORNINGSIDE COURT APARTMENTS

The HIT provided $28.7 million in financing for the $56.4 million substantial rehabilitation of the 171-unit project in Chicago, Illinois. This project will create an estimated 105,240 hours of union construction work.

PROJECT PROFILE:

METRO 19 APARTMENTS

The HIT provided $65.9 million in financing for the $77.1 million new construction of the 295-unit project in Roselle, Illinois. This project will create an estimated 570,480 hours of union construction work.

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Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Helping Build Chicago—The Union Way	MARCH 2022

Altgeld Family Resource Center (Building America)	Mark Twain SRO	Heiwa Terrace Apartments

“We appreciate HIT’s commitment to and support of union construction at numerous projects that have put our members to work in the Chicago area for nearly 30 years and recognize the benefits this commitment has provided to the workers and the community.”

—Michael Macellaio, Secretary-Treasurer

    Chicago and Cook County Building and Construction Trades Council

HIGHLIGHTS OF CHICAGO AREA INVESTMENTS

		HIT Investment/Building		Construction
Project	Location	America NMTC Allocation	TDC	Work Hours
Altgeld Family Resource Center	Chicago	$10,000,000	$28,115,001	252,760
Circle Park	Chicago	$84,895,000	$163,806,449	292,010
Gateway Apartments	Chicago	$43,500,000	$50,352,486	382,510
Heiwa Terrace Apartments	Chicago	$28,500,000	$68,414,801	396,710
Mark Twain SRO Apartments	Chicago	$27,278,700	$39,905,499	185,700
Metro 19 Apartments	Roselle	$65,928,000	$77,098,874	570,480
Montclare Senior Residences of Calumet Heights	Chicago	$9,200,000	$32,721,472	464,000
Morningside Court Apartments	Chicago	$28,700,000	$56,425,536	105,240
Northpoint Apartments	Chicago	$68,984,000	$86,804,801	226,200
Wrigleyville North Apartments	Chicago	$34,982,300	$40,912,471	289,900

Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. Data is current as of March 31, 2022. Economic impact data is in 2021 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing.

1227 25th Street, NW | Suite 500 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com